SCHEDULE 14C INFORMATION

             INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                           X

Filed by a Party other than the Registrant        o

Check the appropriate box:

X        Preliminary Information Statement
o Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
o        Definitive Information Statement



                                 AB Funds Trust
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box):

X        No fee required.
o        Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2)      Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:


o        Fee paid previously with preliminary materials.

o Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:
                                         ---------------------------------------
         (2)      Form, Schedule or Registration Statement No.:
                                                                ----------------
         (3)      Filing Party:
                                ------------------------------------------------
         (4)      Date Filed:
                              --------------------------------------------------

                                 AB FUNDS TRUST

            Flexible Income Fund               Equity Index Fund
            Growth & Income Fund               Value Equity Fund
            Capital Opportunities Fund         Growth Equity Fund
            Global Equity Fund                 Small Cap Equity Fund
            Low-Duration Bond Fund             International Equity Fund
            Medium-Duration Bond Fund          Money Market Fund
            Extended-Duration Bond Fund


                             2401 Cedar Springs Road
                            Dallas, Texas 75201-1498


[date]

Dear Shareholder:

         The enclosed Information Statement discusses actions that have been taken with respect to the above-listed series ("Funds") of AB Funds Trust ("Trust"). The Annuity Board of the Southern Baptist Convention, a majority shareholder of each of the Funds, has approved by written consent: (1) a sub-advisory agreement between the Trust, SBC Financial Services, Inc. and Northern Trust Investments, Inc. on behalf of the Low-Duration Bond Fund, the Medium-Duration Bond Fund, and the Extended-Duration Bond Fund (the "Bond Funds") and the International Equity Fund; (2) a sub-advisory agreement between the Trust, SBC Financial Services, Inc. and Philadelphia International Advisors, LP on behalf of the International Equity Fund; and (3) a change in each Fund's fundamental investment policy regarding the making of loans, to permit each Fund to engage in interfund lending, as described in the Information Statement.

         Pursuant to the new sub-advisory agreement with Northern Trust Investments, Inc. on behalf of the Bond Funds and the International Equity Fund, Northern Trust Investments, Inc. may use derivatives such as futures contracts in order to reduce market risk in certain market environments for each such Fund.

         The new sub-advisory agreement with Philadelphia International Advisors, LP on behalf of the International Equity Fund has been approved due to a corporate restructuring of the advisory business of Glenmede Trust Company, the Fund's previous sub-adviser. The terms of the new sub-advisory agreement with Philadelphia International Advisers, LP, and the fees under the agreement, are identical to the sub-advisory agreement with Glenmede Trust Company. Under the new sub-advisory agreement, the same investment personnel who served the International Equity Fund at Glenmede Trust Company prior to the corporate restructuring will continue to provide the same services to the Fund as employees of Philadelphia International Advisors, LP.

         WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. Furthermore, the changes described in the attached Information
Statement will not result in a change in any Fund's fees or investment objective.

         If you have any questions, please call 1-800-[262-0511] and we will be glad to assist you. Thank you for your response and your continued support of the AB Funds Trust.



                                         Very truly yours,


                                         President

                                 AB FUNDS TRUST

          Flexible Income Fund                        Equity Index Fund
          Growth & Income Fund                        Value Equity Fund
          Capital Opportunities Fund                  Growth Equity Fund
          Global Equity Fund                          Small Cap Equity Fund
          Low-Duration Bond Fund                      International Equity Fund
          Medium-Duration Bond Fund                   Money Market Fund
          Extended-Duration Bond Fund


                             2401 Cedar Springs Road
                            Dallas, Texas 75201-1498

                              ---------------------

                              INFORMATION STATEMENT

                              ---------------------

                               [INSERT DATE], 2001

         This Document is an Information Statement for shareholders of the above-referenced funds (each, a "Fund" and collectively, the "Funds"), each a series of AB Funds Trust (the "Trust"). SBC Financial Services, Inc. ("SBC Financial") serves as the investment adviser to the Funds and is located at 2401 Cedar Springs Road, Dallas, Texas 75201. The principal underwriter of the Funds is PFPC Distributors, Inc., whose principal office is at 400 Bellvue Parkway, Wilmington, Delaware 19809.

         As further described in the prospectus for each Fund, the assets of each Fund are allocated among multiple sub-advisers. Effective November 16, 2001, Northern Trust Investments, Inc. ("Northern") has acted as sub-adviser to a portion of the assets of each of Low-Duration Bond Fund, the Medium-Duration Bond Fund and the Extended-Duration Bond Fund (collectively, the "Bond Funds") and the International Equity Fund. Effective January 1, 2002, Philadelphia International Advisers, L.P. ("Philadelphia International") will begin managing the portion of the International Equity Fund's assets previously allocated by SBC Financial to Glenmede Trust Company ("Glenmede"), due to a corporate restructuring of the advisory business of Glenmede. Upon receipt of the Trust of an order of exemption from the Securities and Exchange Commission ("SEC"), the lending policy of each Fund will be changed to permit interfund lending as described below.

         WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUIRED NOT TO SEND US A PROXY. The purpose of this Information Statement is to provide you with information regarding these sub-adviser changes and the change to Funds' fundamental investment policy regarding lending, as approved by the Board of Trustees of the Trust (the "Board") and by the Annuity Board of the Southern Baptist Convention (the "Annuity Board"), which is a majority shareholder of each of the Funds. As disclosed in the Funds' prospectus, the Annuity Board at all times directly or indirectly controls the vote of at least 60% of each Fund's shares. The Funds will refuse to accept any investment that would result in a change of such control. This means that the Annuity Board controls the vote on any matter that requires shareholder approval.

         This Information Statement will be mailed on or about [ ], 2001 to the Funds' shareholders of record as of [ ], 2001. The Funds will bear the expenses incurred in connection with preparing this Information Statement. The Funds commenced operations in August 2001 and therefore semi-annual or annual reports for the Funds are not yet available.

         As of [ ], 2001 there were issued and outstanding the following numbers of shares of each Fund:

------------------------------------------------- ------------------------------
NAME OF FUND                                      SHARES OUTSTANDING
------------------------------------------------- ------------------------------
Flexible Income Fund
------------------------------------------------- ------------------------------
Growth & Income Fund
------------------------------------------------- ------------------------------
Capital Opportunities Fund
------------------------------------------------- ------------------------------
Global Equity Fund
------------------------------------------------- ------------------------------
Low-Duration Bond Fund
------------------------------------------------- ------------------------------
Medium-Duration Bond Fund
------------------------------------------------- ------------------------------
Extended-Duration Bond Fund
------------------------------------------------- ------------------------------
Equity Index Fund
------------------------------------------------- ------------------------------
Value Equity Fund
------------------------------------------------- ------------------------------
Growth Equity Fund
------------------------------------------------- ------------------------------
Small Cap Equity Fund
------------------------------------------------- ------------------------------
International Equity Fund
------------------------------------------------- ------------------------------
Money Market Fund
------------------------------------------------- ------------------------------

A list of shareholders who owned beneficially or of record more than 5% of the
shares of a Fund as of [           ], 2001 is included in Appendix A. To the
knowledge of SBC Financial, the executive officers and the Trustees, as a group,
owned less than 1% of the outstanding shares of each Fund as of [            ],
2001.

APPOINTMENT OF NORTHERN AS SUB-ADVISER TO THE BOND FUNDS AND THE INTERNATIONAL EQUITY FUND

         The Board and the Annuity Board, as the majority shareholder of each of the Bond Funds and the International Equity Fund, have each approved a new sub-advisory agreement ("Northern Agreement") between Northern, SBC Financial, and the Trust on behalf of the Bond Funds and the International Equity Fund, to permit Northern, on behalf of each such Fund, to use derivatives such as futures contracts in order to reduce market risk in certain market environments.

         Northern, located at [         ] Chicago, Illinois, has been managing
assets since it was founded in 1889. Northern and its subsidiaries have assets under management of approximately $[330] billion. Northern currently serves as sub-adviser to other series of the Trust. More information about Northern can be found in Appendix B.

         At the November 6, 2001 meeting of the Board, SBC Financial proposed to the Board the appointment of Northern as investment sub-adviser to the Bond Funds and the International Equity Fund. SBC Financial stated that pursuant to written guidelines provided by SBC Financial, Northern's role as sub-adviser was intended to be limited to investing in certain financial instruments, such as futures contacts, for the purpose of reducing market risk in certain market environments. The Board reviewed information provided by Northern in connection with its consideration of approving the appointment of Northern as sub-adviser to the Bond Funds and the International Equity Fund, as well as the Northern Agreement.

         In considering the appointment of Northern as sub-adviser, the Board reviewed the proposed services to be provided by Northern and analyzed the factors they deemed relevant, including the nature, quality and scope of the services proposed for each Fund. The Board also considered the compensation proposed for Northern's role as sub-adviser to the Funds, which will not result in an increase in management fees for any Fund.

         After review of the above factors, the Board, including all trustees who are not "interested persons" of the Trust, SBC Financial or Northern, as that term is defined in the Investment Company Act of 1940 ("Independent Trustees"), unanimously approved the appointment of Northern to serve as sub-adviser to the Bond Funds and the International Equity Fund pursuant to the Northern Agreement.

DESCRIPTION OF THE NEW SUB-ADVISORY AGREEMENT WITH NORTHERN

         The Northern Agreement became effective on November [ ], 2001. This description of the Northern Agreement is qualified in its entirety by the form of the Agreement itself, which is included in Appendix C. Except as to compensation and effective date, the terms of the Northern Agreement are substantially identical in all respects to the investment sub-advisory agreements between SBC Financial and the other entities that serve as sub-advisers to the Trust. The Northern Agreement will continue in effect for an initial term of two years. Thereafter, the Northern Agreement will continue in effect only if approved annually by the Board or by the vote of the shareholders of the majority of the outstanding shares of each Fund, and also, in either event, if approved by a majority of the Independent Trustees.

         Under the Northern Agreement, Northern manages the assets of each Fund that are allocated to it by SBC Financial. Northern has discretion pursuant to the Northern Agreement to purchase and sell securities for its allocated segment of Fund assets in accordance with each Fund's objectives, polices and restrictions, and the more specific strategies and guidelines provided by SBC Financial. Although Northern is subject to the overall supervision of the Board and officers of the Trust and by SBC Financial, these parties do not evaluate the investment merits of specific securities transactions.

         The Northern Agreement recognizes that Northern may, under certain circumstances, pay higher brokerage commissions by executing portfolio transactions with brokers that provide Northern with research, analysis, advice or similar services. The Northern Agreement also provides that Northern will (1) maintain all books and records required to be maintained by it pursuant to the Investment Company Act of 1940, as amended ("1940 Act") and the rules and regulations promulgated thereunder with respect to transactions Northern effects on behalf of each Fund, and will furnish the Board and SBC Financial with such periodic and special reports as the Board or SBC Financial may reasonably request; and (2) provide the Board or SBC Financial with certain economic and investment analyses and reports, as well as monthly reports, setting forth each Fund's performance with respect to Northern's investments on its behalf and make available to the Board and SBC Financial any economic, statistical and investment services that Northern normally makes available to its institutional investors or other customers.

         The Northern Agreement does not protect Northern against liability to a Fund or its shareholders to which it might otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or breach of its duties and obligations under that Agreement. The Northern Agreement terminates automatically with respect to a Fund upon its assignment or upon the termination of a Fund's Advisory Agreement with SBC Financial ("Advisory Agreement"). The Northern Agreement also may be terminated without penalty at any time by any party thereto, immediately upon written notice to the other parties.

         The management fee paid by each Fund will remain the same as it was prior to the effectiveness of the Northern Agreement. Each Class of each Fund pays a management fee as follows:

----------------------------------- --------------------------------------------
Fund                                Management Fee (Shown as a Percentage of the
                                    Fund's Average Net Assets)
----------------------------------- --------------------------------------------
Low-Duration Bond Fund              0.42%
----------------------------------- --------------------------------------------
Medium-Duration Bond Fund           0.43%
----------------------------------- --------------------------------------------
Extended-Duration Bond Fund         0.55%
----------------------------------- --------------------------------------------
International Equity Fund           0.96%
----------------------------------- --------------------------------------------

APPOINTMENT OF PHILADELPHIA INTERNATIONAL ADVISERS, LP AS SUB-ADVISER TO THE INTERNATIONAL EQUITY FUND

         Effective January 1, 2002, Glenmede Trust Company, which is responsible for managing a portion of the assets of the International Equity Fund, will undergo a financial re-structuring, resulting in a change in control of the company. The Glenmede Trust Company will become a limited partner of a separately registered investment adviser, Philadelphia International Advisers, LP, a limited partnership ("PIA"). The current members of the international management team of the Glenmede Trust Company will become limited partners of another entity, Philadelphia International Partners, that will control PIA. The key personnel who are responsible for the management of a portion of the International Equity Fund's assets will become employees of PIA. Upon due consideration, SBC Financial has determined that the best interests of the International Equity Fund's shareholders would be served by retaining the team responsible for that portion of the Fund's assets since the Fund's commencement of operations.

         At the November 6, 2001 meeting of the Board, SBC Financial proposed to the Board the appointment of PIA as investment sub-adviser to the International Equity Fund. The Board reviewed information provided by PIA in connection with its consideration of approving the appointment of PIA as sub-adviser to the International Equity Fund, as well the proposed new sub-advisory agreement. The Board approved the new sub-advisory agreement (the "PIA Agreement") between PIA, SBC Financial and the Trust on behalf of the International Equity Fund. The PIA Agreement is substantially identical to the International Equity Fund's previous sub-advisory agreement with Glenmede, and the same personnel will continue to provide sub-advisory services to the International Equity Fund.

         In considering the appointment of PIA as sub-adviser, the Board reviewed the services proposed to be provided by PIA and analyzed the factors they deemed relevant, including the nature, quality and scope of the services proposed for the International Equity Fund. The Board also considered the compensation proposed for PIA's role as sub-adviser to the Fund, which will not result in an increase in management fees for the Fund.

         PIA will operate from the former location of Glenmede, in [ ], and the same investment personnel at Glenmede who served the International Equity Fund prior to the financial restructuring will continue to provide the same services to the Fund after the financial restructuring. More information about PIA can be found in Appendix D.

         The fees payable to PIA under the PIA Agreement are identical to the fees under the previous sub-advisory agreement with Glenmede. Furthermore, the management fee paid by the International Equity Fund will be the same as the current management fee. The management fee paid by each Class of the International Equity Fund is 0.96% of the Fund's average net assets.

COMPARISON OF THE CURRENT SUB-ADVISORY AGREEMENT AND THE NEW SUB-ADVISORY AGREEMENT WITH PIA

         The current sub-advisory agreement with Glenmede (which will remain in effect until January 1, 2002) and the PIA Agreement are substantially identical. The description of the PIA Agreement below, including the fees, also accurately describes the current sub-advisory agreement. In addition, the description of the PIA Agreement is qualified in its entirety by the form of the Agreement itself, which is included in Appendix E. THERE WILL BE NO CHANGE IN THE NATURE OR QUALITY OF THE ADVISORY SERVICES PROVIDED TO THE INTERNATIONAL EQUITY FUND, AND THERE WILL BE NO CHANGE IN THE FUND'S MANAGEMENT FEE.

         The Board initially approved the previous sub-advisory contract on May 15, 2001, and the contract became effective on August [ ] 2001, when the International Equity Fund commenced operations. The initial shareholder of the International Equity Fund approved the sub-advisory contract on [ ], 2001. The International Equity Fund has not yet completed its first fiscal year.

         The PIA Agreement will become effective on January 1, 2002. The PIA Agreement will continue in effect for an initial term of two years. Thereafter, the PIA Agreement will continue in effect only if approved annually by the Board or by the vote of the shareholders of the majority of the outstanding shares of the International Equity Fund, and also, in either event, if approved by a majority of the Independent Trustees.

         Under the PIA Agreement, PIA will manage the assets of the International Equity Fund that are allocated to it by SBC Financial. PIA has discretion pursuant to the PIA Agreement to purchase and sell securities for its allocated segment of the assets of the International Equity Fund in accordance with each Fund's objectives, polices and restrictions, and the more specific strategies and guidelines provided by SBC Financial. Although PIA is subject to the overall supervision of the Board and officers of the Trust and by SBC Financial, these parties do not evaluate the investment merits of specific securities transactions.

         The PIA Agreement recognizes that PIA may, under certain circumstances, pay higher brokerage commissions by executing portfolio transactions with brokers that provide PIA with research, analysis, advice or similar services. The PIA Agreement also provides that PIA will (1) maintain all books and records required to be maintained by it pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions PIA effects on behalf of the International Equity Fund, and will furnish the Board and SBC Financial with such periodic and special reports as the Board or SBC Financial may reasonably request; and (2) provide the Board or SBC Financial with certain economic and investment analyses and reports, as well as monthly reports, setting forth the International Equity Fund's performance with respect to PIA's investments on its behalf and make available to the Board and SBC Financial any economic, statistical and investment services that PIA normally makes available to its institutional investors or other customers.

         The PIA Agreement does not protect PIA against liability to the International Equity Fund or its shareholders to which it might otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or breach of its duties and obligations under that Agreement. The PIA Agreement terminates automatically upon its assignment or upon the termination of the Advisory Agreement with respect to the Fund. The PIA Agreement also may be terminated without penalty at any time by any party thereto, immediately upon written notice to the other parties.

CHANGE TO EACH FUND'S FUNDAMENTAL POLICY REGARDING LENDING TO PERMIT PARTICIPATION IN INTER-FUND LENDING PROGRAM

         The Board, including all of the Independent Trustees, and the Annuity Board have approved a change to each Fund's fundamental policy regarding lending, in order to permit each Fund to participate in an inter-fund lending program. The Funds intend to file an application for an order of exemption from the SEC that would permit the Funds to participate in a credit facility whereby the Funds may directly lend to and borrow money from each other for temporary purposes, subject to certain conditions. Following is the new lending policy, with the new language reflected in bold lettering:

                  The Funds may not:

          Make loans or lend securities, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction: (1) the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan; AND
          (2) THE PARTICIPATION OF EACH FUND IN A CREDIT FACILITY WHEREBY THE FUNDS MAY DIRECTLY LEND TO AND BORROW MONEY FROM EACH OTHER FOR TEMPORARY PURPOSES, PROVIDED THAT THE LOANS ARE MADE IN ACCORDANCE WITH AN ORDER OF EXEMPTION FROM THE SECURITIES AND EXCHANGE COMMISSION AND ANY CONDITIONS THERETO, WILL NOT BE CONSIDERED THE MAKING OF LOANS.

DESCRIPTION OF THE PROPOSED INTERFUND LENDING PROGRAM

         The Funds are seeking exemptive relief from the SEC to allow each Fund to participate in a credit facility whereby each Fund, under certain conditions, would be permitted to lend money directly to and borrow directly from other Funds for temporary purposes. It is anticipated that the credit facility will provide a borrowing Fund with significant savings at times when the cash position of the Fund is insufficient to meet temporary cash requirements. This situation could arise when shareholder redemptions exceed anticipated volumes and certain Funds have insufficient cash on hand to satisfy such redemptions. When the Funds liquidate portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to three days (or longer for certain foreign transactions). However, redemption requests normally are satisfied immediately. The credit facility would provide a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities.

         The credit facility would both reduce the Funds' potential borrowing costs and enhance the ability of the lending Funds to earn higher rates of interest on their short-term lendings. Although the proposed credit facility would reduce the Funds' need to borrow from banks, the Funds would be free to continue existing lines of credit or establish new lines of credit or other borrowing arrangements with banks.

         While bank borrowings generally could supply needed cash to cover unanticipated redemptions, the borrowing Funds would incur commitment fees and/or other charges involved in obtaining a bank loan. Under the proposed credit facility a borrowing Fund would pay lower interest rates than those that would be payable under short-term loans offered by banks. In addition, Funds making short-term cash loans directly to other Funds would earn interest at a rate higher than they otherwise could obtain from investing their cash in repurchase agreements or purchasing shares of a money market Fund. Thus, the proposed credit facility would benefit both borrowing and lending Funds.

         The method of allocation of borrowing demand and cash available for lending among the Funds and related administrative procedures would be approved by the Board, including a majority of the Independent Trustees, to ensure that both borrowing and lending Funds participate on an equitable basis. SBC Financial would report quarterly to the Board on the participation of the various Funds in the credit facility. The Board would review at least quarterly each Fund's participation in the credit facility to ensure that transactions were effected in compliance with any SEC exemptive order permitting such transactions and would review at least annually the continuing appropriateness of (i) the administrative procedures, (ii) the interest rate to be charged to the Funds on any loan made pursuant to the proposed credit facility, and (iii) the Funds' participation in the proposed credit facility.

         SBC Financial would (i) monitor the interest rates charged and the other terms and conditions of the loans, (ii) limit the borrowings and loans entered into by each Fund to ensure that they comply with the Fund's investment policies and limitations, (iii) ensure equitable treatment of each Fund, and
(iv) make quarterly reports to the Board concerning any transactions by the Funds under the credit facility and the interest rates charged. SBC Financial would administer the credit facility as part of its duties under its existing contract with each Fund and would receive no additional fee as compensation for its services.

         There is no guarantee that the Funds will receive exemptive relief from the SEC to permit the Funds to participate in the interfund lending program.





                                     By Order of the Board of Trustees,

                                     -----------------------------
                                     [Name]
                                     [Secretary]

[___________], 2001

                                   APPENDIX A

      SHAREHOLDERS OWNING BENEFICIALLY OR OF RECORD MORE THAN 5% OF A FUND

-------------------------------------------- -------------------------------------- -----------------------------
NAME OF FUND                                 SHAREHOLDER NAME AND                          NUMBER AND
                                             ADDRESS                                  PERCENTAGE OF SHARES
                                                                                      BENEFICIALLY OWNED AS
                                                                                        OF [     ], 2001
-------------------------------------------- -------------------------------------- -----------------------------
Flexible Income Fund
-------------------------------------------- -------------------------------------- -----------------------------
Growth & Income Fund
-------------------------------------------- -------------------------------------- -----------------------------
Capital Opportunities Fund
-------------------------------------------- -------------------------------------- -----------------------------
Global Equity Fund
-------------------------------------------- -------------------------------------- -----------------------------
Low-Duration Bond Fund
-------------------------------------------- -------------------------------------- -----------------------------
Medium-Duration Bond Fund
-------------------------------------------- -------------------------------------- -----------------------------
Extended-Duration Bond Fund
-------------------------------------------- -------------------------------------- -----------------------------
Equity Index Fund
-------------------------------------------- -------------------------------------- -----------------------------
Value Equity Fund
-------------------------------------------- -------------------------------------- -----------------------------
Growth Equity Fund
-------------------------------------------- -------------------------------------- -----------------------------
Small Cap Equity Fund
-------------------------------------------- -------------------------------------- -----------------------------
International Equity Fund
-------------------------------------------- -------------------------------------- -----------------------------
Money Market Fund
-------------------------------------------- -------------------------------------- -----------------------------

                                   APPENDIX B

                         MORE INFORMATION ABOUT NORTHERN

         Northern has a history of money management dating from 19[__]. As of [______________], 2001, Northern had approximately $[____] billion of assets under management. Northern is located at [______________________________]. [Insert info on parent company, if any].

The following is a list of the directors and principal executive officer of
Northern:

                                                                   PRINCIPAL
NAME              POSITION(S) WITH NORTHERN                       OCCUPATION







-------------------

The business address of each person listed above is [________________________].

         Northern also serves as investment adviser or sub-adviser to the following investment companies, which have investment objectives similar to the Bond Funds or the International Equity Fund, at the fee rates set forth below.

                    APPROXIMATE NET
                     ASSETS AS OF
                   [__________], 2001                  ANNUAL INVESTMENT
    FUND             (IN MILLIONS)                      ADVISORY FEE

                            $               [___]% of average daily net assets
                            $               [___]% of average daily net assets
                            $               [___]% of average daily net assets

                                   APPENDIX C

      FORM OF SUB-ADVISORY AGREEMENT WITH NORTHERN TRUST INVESTMENTS, INC.

                             SUB-ADVISORY AGREEMENT



         THIS SUB-ADVISORY AGREEMENT ("Contract") is made among the AB FUNDS TRUST, a Delaware business trust ("Trust"), and SBC FINANCIAL SERVICES, INC. ("Adviser"), a non-profit corporation organized under the laws of the State of Texas, and NORTHERN TRUST INVESTMENTS, INC., a ___________ organized under the laws of the State of _____________ ("Sub-Adviser").

         WHEREAS, the Adviser has entered into an Investment Advisory Agreement ("Management Agreement") with the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"); and

         WHEREAS, the ______________ Fund ("Fund") is a series of the Trust; and

         WHEREAS, under the Management Agreement, the Adviser has agreed to provide certain investment advisory services to the Fund; and

         WHEREAS, the Adviser is authorized under the Management Agreement to delegate its investment advisory responsibilities to one or more persons or companies; and

         WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and the Fund;

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the Trust, the Adviser and the Sub-Adviser agree as follows:

         1. APPOINTMENT. The Adviser hereby appoints and employs the Sub-Adviser as a discretionary portfolio manager, on the terms and conditions set forth herein, of those assets of the Fund which the Adviser determines to assign to the Sub-Adviser (those assets being referred to as the "Fund Account"). The Adviser may from time to time make additions to and withdrawals, including but not limited to cash and cash equivalents, from the Fund Account, subject to verbal notification and subsequent written notification to the Sub-Adviser.

         2. ACCEPTANCE OF APPOINTMENT. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

         3.       DUTIES AS SUB-ADVISER.

         (a) Subject to the supervision and direction of the Trust's Board of Trustees ("Board") and of the Adviser, including all written guidelines, policies and procedures adopted by the Trust or the Adviser that are provided to the Sub-Adviser, the Sub-Adviser will provide a continuous investment program with respect to the Fund Account. The Sub-Adviser will determine from time to time what investments in the Fund Account will be purchased, retained or sold by the Fund. The Sub-Adviser will be responsible for placing purchase and sell orders for investments and for other related transactions with respect to the Fund Account. The Sub-Adviser will provide services under this Contract in accordance with the Fund's investment objective, policies and restrictions and the description of its investment strategy and style, all as stated in the Trust's registration statement under the 1940 Act, and any amendments or supplements thereto ("Registration Statement") of which the Sub-Adviser has written notice. The Sub-Adviser is authorized on behalf of the Fund Account to enter into and execute any documents required to effect transactions with respect to the Fund Account, provided that such transactions are in accord with the Registration Statement and with all written guidelines, policies and procedures adopted by the Trust or the Adviser that are provided to the Sub-Adviser.

         (b) In accordance with the Fund's investment policies described in the Registration Statement, the Sub-Adviser is responsible for avoiding investment of Fund Account assets in the securities issued by any company that is publicly recognized, as determined by the Annuity Board of the Southern Baptist Convention ("Annuity Board"), as being in the liquor, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized, as determined by the Annuity Board, as being incompatible with the moral and ethical posture of the Annuity Board. The Adviser shall provide in writing to the Sub-Adviser a list of such prohibited companies, which the Adviser in its sole discretion will amend or supplement from time to time. The Adviser will provide the Sub-Adviser with such amendments or supplements on a timely basis, and any such changes shall become effective once they have been received by the Sub-Adviser. If the Sub-Adviser has a question about whether any proposed transaction with respect to the Fund Account would be in compliance with such investment policies, it may consult with the Adviser during normal business hours, and the Adviser will provide instructions upon which the Sub-Adviser may rely in purchasing and selling securities for the Fund Account.

         (c) The Sub-Adviser agrees that, in placing orders with brokers, it will seek to obtain the best net result in terms of price and execution; provided that, on behalf of the Fund, and in compliance with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser may, in its discretion, use brokers (including brokers that may be affiliates of the Sub-Adviser to the extent permitted by Section 3(d) hereof) who provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions, and the Sub-Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Sub-Adviser's determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. The Sub-Adviser agrees to provide the Adviser with reports or other information regarding brokerage and benefits received therefrom, upon the Adviser's reasonable request. In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, any other investment sub-adviser that serves as sub-adviser to one or more series of the Trust, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder, or in accordance with an order of exemption received from the United States Securities and Exchange Commission ("SEC"). Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Fund and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

         (d) Except as permitted by law or an exemptive order or rule of the SEC, and policies and procedures adopted by the Board thereunder, the Sub-Adviser will not execute without the prior written approval of the Adviser any portfolio transactions for the Fund Account with a broker and/or dealer that is (i) an affiliated person of the Trust, including the Adviser or any sub-Adviser for any series of the Trust; (ii) a principal underwriter of the Fund's shares; or (iii) an affiliated person of such an affiliated person or principal underwriter. The Adviser agrees that it will provide the Sub-Adviser with a written list of such brokers and dealers and will, from time to time, update such list as necessary. The Sub-Adviser agrees that it will provide the Adviser with a written list of brokers and dealers that are affiliates of the Sub-Adviser and will, from time to time, update such list as necessary.

         (e) The Sub-Adviser will maintain all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to actions by the Sub-Adviser on behalf of the Fund, and will furnish the Board, the Adviser or the Fund's administrator ("Administrator") with such periodic and special reports as any of them reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records that it maintains for the Fund are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Trust and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust a complete set of any records that it maintains for the Fund upon request by the Trust.

         (f) All transactions will be consummated by payment to or delivery by the custodian designated by the Trust (the "Custodian"), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Fund Account, and the Sub-Adviser shall not have possession or custody thereof. The Sub-Adviser shall advise the Custodian and confirm in writing to the Trust, to the Adviser and any other designated agent of the Fund, including the Administrator, all investment orders for the Fund Account placed by it with brokers and dealers at the time and in the manner set forth in Rule 31a-1 under the 1940 Act. For purposes of the foregoing sentence, communication via electronic means will be acceptable as agreed to in writing from time to time by the Adviser. The Trust shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Sub-Adviser. The Trust shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Sub-Adviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian, except that it shall be the responsibility of the Sub-Adviser to notify the Adviser if the Custodian fails to confirm in writing proper execution of the instructions.

         (g) The Sub-Adviser agrees to provide, at such times as shall be reasonably requested by the Board or the Adviser, the analysis and reports specified on Schedule A attached hereto, including without limitation monthly reports setting forth the investment performance of the Fund Account. The Sub-Adviser also agrees to make available to the Board and Adviser any economic, statistical and investment services that the Sub-Adviser normally makes available to its institutional or other customers.

         (h) In accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser will assist the Administrator and/or the Fund in determining the fair valuation of all portfolio securities held in the Fund Account and will use its reasonable efforts to arrange for the provision of valuation information or a price(s) for each portfolio security held in the Fund Account for which the Administrator does not obtain prices in the ordinary course of business from an automated pricing service.

         4. FURTHER DUTIES. In all matters relating to the performance of this Contract, the Sub-Adviser will act in conformity with the provisions of the Trust's Trust Instrument, By-Laws and Registration Statement of which it has received written notice, with all written guidelines, policies and procedures adopted by the Trust as applicable to the Fund Account that are provided to the Sub-Adviser in writing, and with the written instructions and written directions of the Board and the Adviser; and will comply with the requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended ("Advisers Act") and the rules under each, and all other federal and state laws and regulations applicable to the Trust and the Fund. The Adviser agrees to provide to the Sub-Adviser copies of the Trust's Trust Instrument, By-Laws, Registration Statement, written guidelines, policies and procedures adopted by the Trust as applicable to the Fund Account, written instructions and directions of the Board and the Adviser, and any amendments or supplements to any of these materials as soon as practicable after such materials become available.

         5. PROXIES. Unless the Adviser gives written instructions to the contrary, provided the Custodian has timely forwarded the relevant proxy materials, the Sub-Adviser will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund Account may be invested from time to time. The Adviser shall instruct the Custodian to forward or cause to be forwarded to the Sub-Adviser (or its designated agent) all relevant proxy solicitation materials.

         6. EXPENSES. During the term of this Contract, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Contract other than the cost of securities (including brokerage commissions, transactional fees and taxes, if any) purchased for the Fund. The Fund shall be responsible for its expenses.

         7. COMPENSATION. The compensation of the Sub-Adviser for its services under this Contract shall be calculated daily and paid monthly by the Trust, and not the Adviser, in accordance with the attached Schedule B. The Sub-Adviser shall not be responsible for any expenses incurred by the Fund or the Trust. If this Contract becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the proportion that such period bears to the full month in which such effectiveness or termination occurs. The Adviser shall be responsible for computing the fee based upon a percentage of the average daily net asset value of the assets of the Fund Account.

         8. LIMITATION OF LIABILITY. The Sub-Adviser shall not be liable for any loss due solely to a mistake of investment judgment, but shall be liable for any loss which is incurred by reason of an act or omission of its employee, partner, director or affiliate, if such act or omission involves willful misfeasance, bad faith or gross negligence, or breach of its duties or obligations hereunder, whether express or implied. Nothing in this paragraph shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

         9.       INDEMNIFICATION.

         (a) The Adviser shall indemnify the Sub-Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) ("Losses") incurred by the Sub-Adviser by reason of or arising out of any act or omission by the Adviser under this Contract, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Sub-Adviser or the Sub-Adviser's breach of fiduciary duty to the Adviser.

         (b) The Trust shall indemnify the Sub-Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) ("Losses") incurred by the Sub-Adviser by reason of or arising out of any act or omission by the Trust under this Contract, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Sub-Adviser or the Sub-Adviser's breach of fiduciary duty to the Trust.

         (c) The Sub-Adviser shall indemnify the Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) ("Losses") incurred by the Adviser by reason of or arising out of any act or omission by the Sub-Adviser under this Contract if such act or omission involves the negligence, gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Sub-Adviser, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Adviser or the Adviser's breach of fiduciary duty to the Sub-Adviser.

         (d) The Sub-Adviser shall indemnify the Trust or any of its trustees, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) ("Losses") incurred by the Trust by reason of or arising out of any act or omission by the Sub-Adviser under this Contract if such act or omission involves the negligence, gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Sub-Adviser, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Trust or the Trust's breach of fiduciary duty to the Sub-Adviser.

         10. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE TRUST. The Trust represents, warrants and agrees that:

         (a) The Adviser and the Sub-Adviser each has been duly appointed by the Board of Trustees of the Trust to provide investment services to the Fund Account as contemplated hereby.

         (b) The Trust will cause the Adviser to deliver to the Sub-Adviser a true and complete copy of the Fund's Registration Statement as effective from time to time, and such other documents or instruments governing the investment of the Fund Account and such other information as reasonably requested by the Sub-Adviser, as is necessary for the Sub-Adviser to carry out its obligations under this Contract.

         11. REPRESENTATIONS OF ADVISER. The Adviser represents, warrants and agrees that:

         (a) The Adviser has been duly authorized by the Board of Trustees of the Trust to delegate to the Sub-Adviser the provision of investment services to the Fund Account as contemplated hereby.

         (b) The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Contract remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Contract; (iii) has met and will seek to continue to meet for so long as this Contract remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Contract; (iv) has the authority to enter into and perform the services contemplated by this Contract; and (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

         12. REPRESENTATIONS OF SUB-ADVISER. The Sub-Adviser represents, warrants and agrees as follows:

         (a) The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Contract remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Contract; (iii) has met and will seek to continue to meet for so long as this Contract remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Contract; (iv) has the authority to enter into and perform the services contemplated by this Contract; and (v) will promptly notify the Trust and Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Sub-Adviser will also immediately notify the Trust and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, or any threat thereof, before or by any court, public board or body, directly involving the affairs of the Fund.

         (b) The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Adviser and the Trust with a copy of such code of ethics, together with evidence of its adoption and a certification that the Sub-Adviser has adopted procedures reasonably necessary to prevent violations of such code of ethics. Within thirty
(30) days following the end of the last calendar quarter of each year that this Contract is in effect, the Sub-Adviser shall furnish to the Trust and the Adviser (a) a written report that describes any issues arising under the code of ethics or procedures during the relevant period, including, but not limited to, information about material violations of the code or procedures and sanctions imposed in response to material violations; and (b) a written certification that the Sub-Adviser has adopted procedures reasonably necessary to prevent violations of the code of ethics. In addition, the Sub-Adviser shall (i) promptly report to the Board in writing any material amendments to its code of ethics; (ii) immediately furnish to the Board all material information regarding any violation of the code of ethics by any person who would be considered an Access Person under the Trust's and Adviser's code of ethics, if such person were not subject to the Sub-Adviser's code of ethics; and (iii) provide quarterly reports to the Adviser on any material violations of the Sub-Adviser's code of ethics during the period so indicated. Upon the reasonable written request of the Adviser, the Sub-Adviser shall permit the Adviser, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and all other records relevant to the Sub-Adviser's code of ethics.

         (c) The Sub-Adviser has provided the Trust and the Adviser with a copy of its Form ADV, which as of the date of this Contract is its Form ADV as most recently filed with the SEC and promptly will furnish a copy of any material amendments to the Trust and the Adviser at least annually. Such amendments shall reflect significant developments affecting the Sub-Adviser, as required by the Investment Advisers Act of 1940.

         (d) The Sub-Adviser will notify the Trust and the Adviser of any change of control of the Sub-Adviser, including any change of its general partners, controlling persons or 25% shareholders, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Fund Account or senior management of the Sub-Adviser, in each case prior to such change if the Sub-Adviser is aware of such change but in any event not later than promptly after such change. The Sub-Adviser agrees to bear all reasonable expenses of the Trust and Adviser, if any, arising out of such change.

         (e) The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage equal to not less than $5,000,000.

         (f) The Sub-Adviser agrees that neither it, nor any of its affiliates, will in any way refer directly or indirectly to its relationship with the Trust, the Fund, the Adviser or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Adviser. However, the Sub-Adviser may use the performance of the Fund Account in its composite performance.

         13. SERVICES NOT EXCLUSIVE. The services furnished by the Sub-Adviser hereunder are not to be deemed to be exclusive, and the Sub-Adviser shall be free to furnish similar services to others, except as prohibited by applicable law or agreed upon in writing among the Sub-Adviser, the Trust and the Adviser.

         14. CONFIDENTIALITY. Subject to the duty of the parties to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all material non-public information pertaining to the Fund Account and the actions of the Sub-Adviser, the Adviser and the Trust in respect thereof.

         15. AUTHORIZED REPRESENTATIVES OF THE ADVISER. The Sub-Adviser is expressly authorized to rely upon any and all instructions, approvals and notices given on behalf of the Adviser by any one or more of those persons designated as representatives of the Adviser whose names, titles and specimen signatures appear in Schedule C attached hereto. The Adviser may amend such Schedule C from time to time by written notice to the Sub-Adviser. The Sub-Adviser shall continue to rely upon these instructions until notified by the Adviser to the contrary.

         16.      DURATION AND TERMINATION.

         (a) This Contract shall become effective upon the commencement of operations of the Trust, provided that this Contract shall not take effect unless it has first been approved: (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the vote of a majority of the outstanding voting securities of the Fund.

         (b) Unless sooner terminated as provided herein, this Contract shall continue in effect until June 30, 2003. Thereafter, if not terminated, this Contract shall continue automatically from year to year, provided that such continuance is specifically approved annually in accordance with the 1940 Act:
(i) by a vote of a majority of those Trustees of the Trust who are not parties to this Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Fund, unless any requirement for a vote of the outstanding voting securities of the Fund is rendered inapplicable by an order of exemption from the SEC.

         (c) Notwithstanding the foregoing, this Contract may be terminated by any party hereto at any time, without the payment of any penalty, immediately upon written notice to the other party, but any such termination shall not affect the status, obligations, or liabilities of any party hereto to the other arising prior to termination. This Contract will terminate automatically in the event of its assignment or upon termination of the Management Agreement as it relates to the Fund.

         17. AMENDMENT OF THIS CONTRACT. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Contract shall be effective until approved (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Contract or interested persons of any such party, and (ii) by the vote of a majority of the outstanding voting securities of the Fund (unless the Trust receives an SEC order or no-action letter permitting it to modify the Contract without such vote or a regulation exists under the 1940 Act that permits such action without such vote).

         18. LIMITATION OF TRUSTEE AND SHAREHOLDER LIABILITY. The Adviser and Sub-Adviser are hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust Instrument of the Trust and agree that obligations assumed by the Trust pursuant to this Contract shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more series of the Trust, the obligations hereunder of the Trust shall be limited to the respective assets of the Fund. The Adviser and Sub-Adviser further agree that they shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Trust or the Fund, nor any officer, director or trustee of the Trust, neither as a group nor individually.

         19. GOVERNING LAW. This Contract shall be construed in accordance with the 1940 Act and the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

         20. MISCELLANEOUS. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Contract, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell" and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Contract is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Contract and the Schedule(s) attached hereto embody the entire agreement and understanding among the parties. This Contract may be signed in counterpart.

         21. NOTICES. Any notice herein required is to be in writing and is deemed to have been given to the Sub-Adviser, Adviser or the Trust upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Contract will be delivered by personal service, by postage mail - return receipt requested or by facsimile machine or a similar means of same day delivery which provides evidence of receipt (with a confirming copy by mail as set forth herein). All notices provided to Adviser will be sent to the attention of ________________. All notices provided to the Sub-Adviser will be sent to the attention of
__________________.

                     [rest of page left intentionally blank]

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of ____________________, 2001.


                                                      AB FUNDS TRUST

                                             on behalf of
                                             ________________________   FUND

                                             [ADDRESS]
Attest:

By:_____________________            By:______________________
   Name:                            Name:
   Title:                           Title:



                                    SBC FINANCIAL SERVICES, INC.

                                    [ADDRESS]
Attest:

By:_____________________            By:______________________
   Name:                            Name:
   Title:                           Title:


                                    NORTHERN TRUST INVESTMENTS, INC.

                                    [ADDRESS]
Attest:

By:_______________________          By:_____________________________
   Name:                            Name:
   Title:                           Title:

                                   APPENDIX D

                           MORE INFORMATION ABOUT PIA



PIA has a history of money management dating from 19[__]. As of [______________], 2001, PIA had approximately $[____] billion of assets under management. PIA is located at [______________________________]. [Insert info on PIA's parent company, if any].

The following is a list of the [general partners] and principal executive officers of PIA:

                                                                 PRINCIPAL
NAME             POSITION(S) WITH PIA                            OCCUPATION







-------------------

The business address of each person listed above is [_________________________].

         PIA also serves as investment adviser or sub-adviser to the following investment companies, which have investment objectives similar to the International Equity Fund, at the fee rates set forth below.

                  APPROXIMATE NET ASSETS AS
                             OF
                     [__________], 2001                  ANNUAL INVESTMENT
   FUND                 (IN MILLIONS)                      ADVISORY FEE

                              $               [___]% of average daily net assets
                              $               [___]% of average daily net assets
                              $               [___]% of average daily net assets

                                   APPENDIX E

   FORM OF SUB-ADVISORY AGREEMENT WITH PHILADELPHIA INTERNATIONAL ADVISORS, LP

                             SUB-ADVISORY AGREEMENT



         THIS SUB-ADVISORY AGREEMENT ("Contract") is made among the AB FUNDS TRUST, a Delaware business trust ("Trust"), and SBC FINANCIAL SERVICES, INC. ("Adviser"), a non-profit corporation organized under the laws of the State of Texas, and PHILADELPHIA INTERNATIONAL ADVISORS, LP, a ___________ organized under the laws of the State of _____________ ("Sub-Adviser").

         WHEREAS, the Adviser has entered into an Investment Advisory Agreement ("Management Agreement") with the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"); and

         WHEREAS, the International Equity Fund ("Fund") is a series of the Trust; and

         WHEREAS, under the Management Agreement, the Adviser has agreed to provide certain investment advisory services to the Fund; and

         WHEREAS, the Adviser is authorized under the Management Agreement to delegate its investment advisory responsibilities to one or more persons or companies; and

         WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and the Fund;

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the Trust, the Adviser and the Sub-Adviser agree as follows:

         1. APPOINTMENT. The Adviser hereby appoints and employs the Sub-Adviser as a discretionary portfolio manager, on the terms and conditions set forth herein, of those assets of the Fund which the Adviser determines to assign to the Sub-Adviser (those assets being referred to as the "Fund Account"). The Adviser may from time to time make additions to and withdrawals, including but not limited to cash and cash equivalents, from the Fund Account, subject to verbal notification and subsequent written notification to the Sub-Adviser.

         2. ACCEPTANCE OF APPOINTMENT. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

         3.       DUTIES AS SUB-ADVISER.

         (a) Subject to the supervision and direction of the Trust's Board of Trustees ("Board") and of the Adviser, including all written guidelines, policies and procedures adopted by the Trust or the Adviser that are provided to the Sub-Adviser, the Sub-Adviser will provide a continuous investment program with respect to the Fund Account. The Sub-Adviser will determine from time to time what investments in the Fund Account will be purchased, retained or sold by the Fund. The Sub-Adviser will be responsible for placing purchase and sell orders for investments and for other related transactions with respect to the Fund Account. The Sub-Adviser will provide services under this Contract in accordance with the Fund's investment objective, policies and restrictions and the description of its investment strategy and style, all as stated in the Trust's registration statement under the 1940 Act, and any amendments or supplements thereto ("Registration Statement") of which the Sub-Adviser has written notice. The Sub-Adviser is authorized on behalf of the Fund Account to enter into and execute any documents required to effect transactions with respect to the Fund Account, provided that such transactions are in accord with the Registration Statement and with all written guidelines, policies and procedures adopted by the Trust or the Adviser that are provided to the Sub-Adviser.

         (b) In accordance with the Fund's investment policies described in the Registration Statement, the Sub-Adviser is responsible for avoiding investment of Fund Account assets in the securities issued by any company that is publicly recognized, as determined by the Annuity Board of the Southern Baptist Convention ("Annuity Board"), as being in the liquor, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized, as determined by the Annuity Board, as being incompatible with the moral and ethical posture of the Annuity Board. The Adviser shall provide in writing to the Sub-Adviser a list of such prohibited companies, which the Adviser in its sole discretion will amend or supplement from time to time. The Adviser will provide the Sub-Adviser with such amendments or supplements on a timely basis, and any such changes shall become effective once they have been received by the Sub-Adviser. If the Sub-Adviser has a question about whether any proposed transaction with respect to the Fund Account would be in compliance with such investment policies, it may consult with the Adviser during normal business hours, and the Adviser will provide instructions upon which the Sub-Adviser may rely in purchasing and selling securities for the Fund Account.

         (c) The Sub-Adviser agrees that, in placing orders with brokers, it will seek to obtain the best net result in terms of price and execution; provided that, on behalf of the Fund, and in compliance with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser may, in its discretion, use brokers (including brokers that may be affiliates of the Sub-Adviser to the extent permitted by Section 3(d) hereof) who provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions, and the Sub-Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Sub-Adviser's determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. The Sub-Adviser agrees to provide the Adviser with reports or other information regarding brokerage and benefits received therefrom, upon the Adviser's reasonable request. In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, any other investment sub-adviser that serves as sub-adviser to one or more series of the Trust, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder, or in accordance with an order of exemption received from the United States Securities and Exchange Commission ("SEC"). Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Fund and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

         (d) Except as permitted by law or an exemptive order or rule of the SEC, and policies and procedures adopted by the Board thereunder, the Sub-Adviser will not execute without the prior written approval of the Adviser any portfolio transactions for the Fund Account with a broker and/or dealer that is (i) an affiliated person of the Trust, including the Adviser or any sub-Adviser for any series of the Trust; (ii) a principal underwriter of the Fund's shares; or (iii) an affiliated person of such an affiliated person or principal underwriter. The Adviser agrees that it will provide the Sub-Adviser with a written list of such brokers and dealers and will, from time to time, update such list as necessary. The Sub-Adviser agrees that it will provide the Adviser with a written list of brokers and dealers that are affiliates of the Sub-Adviser and will, from time to time, update such list as necessary.

         (e) The Sub-Adviser will maintain all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to actions by the Sub-Adviser on behalf of the Fund, and will furnish the Board, the Adviser or the Fund's administrator ("Administrator") with such periodic and special reports as any of them reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records that it maintains for the Fund are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Trust and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust a complete set of any records that it maintains for the Fund upon request by the Trust.

         (f) All transactions will be consummated by payment to or delivery by the custodian designated by the Trust (the "Custodian"), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Fund Account, and the Sub-Adviser shall not have possession or custody thereof. The Sub-Adviser shall advise the Custodian and confirm in writing to the Trust, to the Adviser and any other designated agent of the Fund, including the Administrator, all investment orders for the Fund Account placed by it with brokers and dealers at the time and in the manner set forth in Rule 31a-1 under the 1940 Act. For purposes of the foregoing sentence, communication via electronic means will be acceptable as agreed to in writing from time to time by the Adviser. The Trust shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Sub-Adviser. The Trust shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Sub-Adviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian, except that it shall be the responsibility of the Sub-Adviser to notify the Adviser if the Custodian fails to confirm in writing proper execution of the instructions.

         (g) The Sub-Adviser agrees to provide, at such times as shall be reasonably requested by the Board or the Adviser, the analysis and reports specified on Schedule A attached hereto, including without limitation monthly reports setting forth the investment performance of the Fund Account. The Sub-Adviser also agrees to make available to the Board and Adviser any economic, statistical and investment services that the Sub-Adviser normally makes available to its institutional or other customers.

         (h) In accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser will assist the Administrator and/or the Fund in determining the fair valuation of all portfolio securities held in the Fund Account and will use its reasonable efforts to arrange for the provision of valuation information or a price(s) for each portfolio security held in the Fund Account for which the Administrator does not obtain prices in the ordinary course of business from an automated pricing service.

         4. FURTHER DUTIES. In all matters relating to the performance of this Contract, the Sub-Adviser will act in conformity with the provisions of the Trust's Trust Instrument, By-Laws and Registration Statement of which it has received written notice, with all written guidelines, policies and procedures adopted by the Trust as applicable to the Fund Account that are provided to the Sub-Adviser in writing, and with the written instructions and written directions of the Board and the Adviser; and will comply with the requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended ("Advisers Act") and the rules under each, and all other federal and state laws and regulations applicable to the Trust and the Fund. The Adviser agrees to provide to the Sub-Adviser copies of the Trust's Trust Instrument, By-Laws, Registration Statement, written guidelines, policies and procedures adopted by the Trust as applicable to the Fund Account, written instructions and directions of the Board and the Adviser, and any amendments or supplements to any of these materials as soon as practicable after such materials become available.

         5. PROXIES. Unless the Adviser gives written instructions to the contrary, provided the Custodian has timely forwarded the relevant proxy materials, the Sub-Adviser will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund Account may be invested from time to time. The Adviser shall instruct the Custodian to forward or cause to be forwarded to the Sub-Adviser (or its designated agent) all relevant proxy solicitation materials.

         6. EXPENSES. During the term of this Contract, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Contract other than the cost of securities (including brokerage commissions, transactional fees and taxes, if any) purchased for the Fund. The Fund shall be responsible for its expenses.

         7. COMPENSATION. The compensation of the Sub-Adviser for its services under this Contract shall be calculated daily and paid monthly by the Trust, and not the Adviser, in accordance with the attached Schedule B. The Sub-Adviser shall not be responsible for any expenses incurred by the Fund or the Trust. If this Contract becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the proportion that such period bears to the full month in which such effectiveness or termination occurs. The Adviser shall be responsible for computing the fee based upon a percentage of the average daily net asset value of the assets of the Fund Account.

         8. LIMITATION OF LIABILITY. The Sub-Adviser shall not be liable for any loss due solely to a mistake of investment judgment, but shall be liable for any loss which is incurred by reason of an act or omission of its employee, partner, director or affiliate, if such act or omission involves willful misfeasance, bad faith or gross negligence, or breach of its duties or obligations hereunder, whether express or implied. Nothing in this paragraph shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

         9.       INDEMNIFICATION.

         (a) The Adviser shall indemnify the Sub-Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) ("Losses") incurred by the Sub-Adviser by reason of or arising out of any act or omission by the Adviser under this Contract, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Sub-Adviser or the Sub-Adviser's breach of fiduciary duty to the Adviser.

         (b) The Trust shall indemnify the Sub-Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) ("Losses") incurred by the Sub-Adviser by reason of or arising out of any act or omission by the Trust under this Contract, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Sub-Adviser or the Sub-Adviser's breach of fiduciary duty to the Trust.

         (c) The Sub-Adviser shall indemnify the Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) ("Losses") incurred by the Adviser by reason of or arising out of any act or omission by the Sub-Adviser under this Contract if such act or omission involves the negligence, gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Sub-Adviser, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Adviser or the Adviser's breach of fiduciary duty to the Sub-Adviser.

         (d) The Sub-Adviser shall indemnify the Trust or any of its trustees, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) ("Losses") incurred by the Trust by reason of or arising out of any act or omission by the Sub-Adviser under this Contract if such act or omission involves the negligence, gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Sub-Adviser, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Trust or the Trust's breach of fiduciary duty to the Sub-Adviser.

         10. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE TRUST. The Trust represents, warrants and agrees that:

         (a) The Adviser and the Sub-Adviser each has been duly appointed by the Board of Trustees of the Trust to provide investment services to the Fund Account as contemplated hereby.

         (b) The Trust will cause the Adviser to deliver to the Sub-Adviser a true and complete copy of the Fund's Registration Statement as effective from time to time, and such other documents or instruments governing the investment of the Fund Account and such other information as reasonably requested by the Sub-Adviser, as is necessary for the Sub-Adviser to carry out its obligations under this Contract.

         11. REPRESENTATIONS OF ADVISER. The Adviser represents, warrants and agrees that:

         (a) The Adviser has been duly authorized by the Board of Trustees of the Trust to delegate to the Sub-Adviser the provision of investment services to the Fund Account as contemplated hereby.

         (b) The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Contract remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Contract; (iii) has met and will seek to continue to meet for so long as this Contract remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Contract; (iv) has the authority to enter into and perform the services contemplated by this Contract; and (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

         12. REPRESENTATIONS OF SUB-ADVISER. The Sub-Adviser represents, warrants and agrees as follows:

         (a) The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Contract remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Contract; (iii) has met and will seek to continue to meet for so long as this Contract remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Contract; (iv) has the authority to enter into and perform the services contemplated by this Contract; and (v) will promptly notify the Trust and Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Sub-Adviser will also immediately notify the Trust and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, or any threat thereof, before or by any court, public board or body, directly involving the affairs of the Fund.

         (b) The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Adviser and the Trust with a copy of such code of ethics, together with evidence of its adoption and a certification that the Sub-Adviser has adopted procedures reasonably necessary to prevent violations of such code of ethics. Within thirty
(30) days following the end of the last calendar quarter of each year that this Contract is in effect, the Sub-Adviser shall furnish to the Trust and the Adviser (a) a written report that describes any issues arising under the code of ethics or procedures during the relevant period, including, but not limited to, information about material violations of the code or procedures and sanctions imposed in response to material violations; and (b) a written certification that the Sub-Adviser has adopted procedures reasonably necessary to prevent violations of the code of ethics. In addition, the Sub-Adviser shall (i) promptly report to the Board in writing any material amendments to its code of ethics; (ii) immediately furnish to the Board all material information regarding any violation of the code of ethics by any person who would be considered an Access Person under the Trust's and Adviser's code of ethics, if such person were not subject to the Sub-Adviser's code of ethics; and (iii) provide quarterly reports to the Adviser on any material violations of the Sub-Adviser's code of ethics during the period so indicated. Upon the reasonable written request of the Adviser, the Sub-Adviser shall permit the Adviser, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and all other records relevant to the Sub-Adviser's code of ethics.

         (c) The Sub-Adviser has provided the Trust and the Adviser with a copy of its Form ADV, which as of the date of this Contract is its Form ADV as most recently filed with the SEC and promptly will furnish a copy of any material amendments to the Trust and the Adviser at least annually. Such amendments shall reflect significant developments affecting the Sub-Adviser, as required by the Investment Advisers Act of 1940.

         (d) The Sub-Adviser will notify the Trust and the Adviser of any change of control of the Sub-Adviser, including any change of its general partners, controlling persons or 25% shareholders, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Fund Account or senior management of the Sub-Adviser, in each case prior to such change if the Sub-Adviser is aware of such change but in any event not later than promptly after such change. The Sub-Adviser agrees to bear all reasonable expenses of the Trust and Adviser, if any, arising out of such change.

         (e) The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage equal to not less than $5,000,000.

         (f) The Sub-Adviser agrees that neither it, nor any of its affiliates, will in any way refer directly or indirectly to its relationship with the Trust, the Fund, the Adviser or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Adviser. However, the Sub-Adviser may use the performance of the Fund Account in its composite performance.

         13. SERVICES NOT EXCLUSIVE. The services furnished by the Sub-Adviser hereunder are not to be deemed to be exclusive, and the Sub-Adviser shall be free to furnish similar services to others, except as prohibited by applicable law or agreed upon in writing among the Sub-Adviser, the Trust and the Adviser.

         14. CONFIDENTIALITY. Subject to the duty of the parties to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all material non-public information pertaining to the Fund Account and the actions of the Sub-Adviser, the Adviser and the Trust in respect thereof.

         15. AUTHORIZED REPRESENTATIVES OF THE ADVISER. The Sub-Adviser is expressly authorized to rely upon any and all instructions, approvals and notices given on behalf of the Adviser by any one or more of those persons designated as representatives of the Adviser whose names, titles and specimen signatures appear in Schedule C attached hereto. The Adviser may amend such Schedule C from time to time by written notice to the Sub-Adviser. The Sub-Adviser shall continue to rely upon these instructions until notified by the Adviser to the contrary.

         16.      DURATION AND TERMINATION.

         (a) This Contract shall become effective upon the commencement of operations of the Trust, provided that this Contract shall not take effect unless it has first been approved: (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the vote of a majority of the outstanding voting securities of the Fund.

         (b) Unless sooner terminated as provided herein, this Contract shall continue in effect until June 30, 2003. Thereafter, if not terminated, this Contract shall continue automatically from year to year, provided that such continuance is specifically approved annually in accordance with the 1940 Act:
(i) by a vote of a majority of those Trustees of the Trust who are not parties to this Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Fund, unless any requirement for a vote of the outstanding voting securities of the Fund is rendered inapplicable by an order of exemption from the SEC.

         (c) Notwithstanding the foregoing, this Contract may be terminated by any party hereto at any time, without the payment of any penalty, immediately upon written notice to the other party, but any such termination shall not affect the status, obligations, or liabilities of any party hereto to the other arising prior to termination. This Contract will terminate automatically in the event of its assignment or upon termination of the Management Agreement as it relates to the Fund.

         17. AMENDMENT OF THIS CONTRACT. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Contract shall be effective until approved (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Contract or interested persons of any such party, and (ii) by the vote of a majority of the outstanding voting securities of the Fund (unless the Trust receives an SEC order or no-action letter permitting it to modify the Contract without such vote or a regulation exists under the 1940 Act that permits such action without such vote).

         18. LIMITATION OF TRUSTEE AND SHAREHOLDER LIABILITY. The Adviser and Sub-Adviser are hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust Instrument of the Trust and agree that obligations assumed by the Trust pursuant to this Contract shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more series of the Trust, the obligations hereunder of the Trust shall be limited to the respective assets of the Fund. The Adviser and Sub-Adviser further agree that they shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Trust or the Fund, nor any officer, director or trustee of the Trust, neither as a group nor individually.

         19. GOVERNING LAW. This Contract shall be construed in accordance with the 1940 Act and the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

         20. MISCELLANEOUS. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Contract, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell" and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Contract is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Contract and the Schedule(s) attached hereto embody the entire agreement and understanding among the parties. This Contract may be signed in counterpart.

         21. NOTICES. Any notice herein required is to be in writing and is deemed to have been given to the Sub-Adviser, Adviser or the Trust upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Contract will be delivered by personal service, by postage mail - return receipt requested or by facsimile machine or a similar means of same day delivery which provides evidence of receipt (with a confirming copy by mail as set forth herein). All notices provided to Adviser will be sent to the attention of ________________. All notices provided to the Sub-Adviser will be sent to the attention of
__________________.

                     [rest of page left intentionally blank]

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of ____________________, 2001.


                                      AB FUNDS TRUST

                                      on behalf of
                                      ________________________________    FUND

                                      [ADDRESS]
Attest:

By:_____________________              By:______________________
   Name:                              Name:
   Title:                             Title:



                                      SBC FINANCIAL SERVICES, INC.

                                      [ADDRESS]
Attest:

By:_____________________              By:______________________
   Name:                              Name:
   Title:                             Title:


                                      PHILADELPHIA INTERNATIONAL ADVISORS, LP

                                      [ADDRESS]
Attest:

By:_______________________            By:_____________________________
   Name:                              Name:
   Title:                             Title: